Transamerica Lineage(R)
                             Variable Life Insurance
                                    Issued by
                 Transamerica Occidental Life Insurance Company
                             Separate Account VUL-2

                        Supplement Dated October 23, 2002
                                       To
                          Prospectus Dated May 1, 2002


The following information supplements the Prospectus. You should read it together with the Prospectus.


         The following New Guidance on Split Dollar Arrangements provision is added to the FEDERAL TAX CONSIDERATIONS section on page 31 of the prospectus, as follows:


         New Guidance on Split Dollar Arrangements

         On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance contracts for directors and executive officers of such publicly-traded companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. In a split dollar arrangement between an employer and a director or executive officer, an employer will pay all or a portion of the premiums for a life insurance contract on the life of the director or executive officer. The contract benefits will be split between the employer and the director or executive officer, with the employer generally entitled to the return of premiums paid or the contract's cash value. There can be variations of this arrangement.

         Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing contract, or the purchase of a new contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         In addition, the IRS recently issued guidance that affects the tax treatment of all split dollar arrangements and the Treasury Department recently issued proposed regulations that, if finalized, would significantly affect the tax treatment of such arrangements. The IRS guidance and the proposed regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar contract.

                                * * * * *